DAVIS NEW YORK VENTURE FUND, INC.
P.O. Box 1688, 124 East Marcy Street
Santa Fe, New Mexico  87501
Management's Discussion of Fund Performance
===============================================================================

Dear Shareholder:

     Over the past 12 months, investors saw a period of solid market growth followed by increased volatility during the first half of 1996, which resulted from a widening divergence of opinion over the direction of the economy and its meaning for the market.

     Stock prices received support from investors who saw signs that the economy was sound and that corporate profitability may be safe for the time being. Despite market fluctuations, the Dow Jones Industrial Average was hovering near record highs well into the second quarter. Others saw signs in the period's low unemployment figures and rising commodity prices that the economy may be too strong and that inflation might heat up. As a result, bonds suffered and interest rates rose.

     As seasoned, long-term investors, we observe these short-term market conditions but don't react to them. We steadfastly maintain our proven, "all-weather" investment approach in managing the Davis New York Venture Fund.


Our Performance

     For the fiscal year ended July 31, the Davis New York Venture Fund's
A shares returned 13.04%1, compared to 16.56% for the S&P 500 Stock
Index. We did well with our investments in select consumer product, banking and insurance companies, especially Coca-Cola, First Bank
Systems, Traveler's Group, Citicorp and Allstate. We also realized strong gains from the sale of our positions in two technology stocks, Cirrus Logic and Texas Instruments. On the other hand, market volatility hurt the performance of some key insurance, manufacturing and publishing stocks we owned, including 20th Century Industries, Applied Materials, News
Corp. and Adobe Systems.

     As long-term investors, we measure our success by the long-term wealth we create. We strive to create an environment in which compounding can flourish. Since the Davis New York Venture Fund's inception in 1969, we have achieved noteworthy performance: we've outperformed the S&P 500 in 20 out of the last 27 calendar years, and our average annual return since inception, at 13.9%1, is about three points above this benchmark.2

     Lipper Analytical Services, a prestigious industry measurement service, ranks the Davis New York Venture Fund in the top five of all growth equity funds they've tracked since 1969.  Davis New York Venture
Fund has been in the top 10% of all growth funds for the last 5, 10, 15, 20, and 25 years, which we believe is an unparalleled record of consistency3. And we were named to this year's Forbes Honor Roll, for the fourth year in a row. Forbes' selection criteria are so stringent that only 18 out of the more than 7,000 eligible mutual funds make the list, based upon their ability to perform in bull and bear markets alike.4
_______

1 Excluding the effect of a sales commission, currently a maximum of 4.75%.

2 From 2/17/69 through 7/31/96, the average annual compound return for the S&P
  500 Stock Index was 11.2%. Direct investments in the index are not available. Our Investment Principles

     We have managed the Davis New York Venture Fund for 27 years using our distinctive investment approach, which emphasizes rigorous fundamental research -- getting behind the numbers and investing in quality company managements; investing in overlooked, undervalued companies to target long-term out-performance, and actively managing risk. We ask, "How much can you lose?" before we even dream about "How much can you make?"

     We are steadfastly committed to our investment principles, because they are what we stand for. We act on our convictions by investing a substantial amount of our own money in the Davis New York Venture Fund, side-by-side with our shareholders. As we like to say, "We eat our own cooking."


Our Investment Strategy for Davis New York Venture

     Winning companies are made by good people. We're optimistic that we can find good companies run by good people, and buy them at the right price. A stock is a company, not just a piece of paper, so we evaluate businesses rather than poring over momentum charts. We like to know if management is made up of "doers" rather than "bluffers." Bluffers always have an excuse when things don't turn out as they expect.

     Since we are long-term investors who stress "research, research, and more research," we look for secular investment themes that will drive a decade, not five weeks or five years. Our research wouldn't do us much good if we only owned stocks for five weeks. The market is a discounter that's paid to look ahead--it's a barometer, not a thermometer, so if you take a longer time-frame, that creates opportunity.

     Our strategy is to make big money in big-cap stocks, and part of the big-cap secret is catching an out-of-favor company that will rotate back into favor. We look for exceptionally well-run companies headed by management teams with vision and commitment. Archer-Daniels-Midland is one example of a stock that we believe fits this profile. It's a company that obviously faces a whole host of difficulties, but we are impressed because when we talk to competitors, we get a sense of how tough this company is. They've got a strong balance sheet, and the stock is where it was four years ago.

     We focus on companies growing between 7% and 15% a year, hopefully averaging at least 10%. We find we can buy these moderate-growth companies a lot cheaper than faster growers, often at eight to fifteen times next year's projected earnings. We'll buy these companies all day long when we can find them.


     We emphasize "the Davis double-play": Buy a stock that trades at ten times earnings, with earnings growth of 10%. When growth picks up, so does the multiple. As a result, we're not exposed to big losses along the way.
_______

3 Among all growth funds tracked by Lipper, including 248 funds for the last five years (top 9%); 161 for the last 10 years (top 8%); 110 for the last 15 years (top 5%); 102 for the last 20 years (top 7%); and 90 for the last 25 years (top 8%).

4 Forbes' Honor Roll criteria include performance (minimum growth of a $10,000 investment to $43,000 since 7/31/84); capital preservation (performance in top 45% of all funds in down markets); and management continuity (tenure of at least five years, with average of five years for teams, allowing maximum of 10 years for any team member).
  Our Financial Stock Theme

     Our major investment theme for the last few years has been financial stocks, particularly large, established companies with strong brand names and strong distribution systems. This sector is favored by a long-term trend: the need for aging Baby-Boomers to save for retirement and their children's education.

     We view financial companies as growth stocks in disguise. Many sell at 10 to 12 times their future earnings estimates and have growth rates of 10% or more. Except for Charles Schwab Corp., no financial stocks are currently trading at a sizable premium to the market, while many of the brand-name companies are selling at 30% to 40% discounts. It's for these reasons that financial stocks make up about half of our portfolio, and that more than half of our top 10 holdings are in the financial sector, including American Express, Wells Fargo, General Reinsurance, Citicorp and Morgan Stanley.

     A lot of people ask us if we're taking on too much risk by concentrating in the financial sector. We don't think so, for several reasons. First, since Shelby Cullom Davis established our investment principles in the mid-1940s, we've developed a core competency in financial stock investing and know this sector extremely well. Second, lumping financials all together is like saying GE is like GM because they both hire lots of people and bend metal. Our investments are spread over three very different financial sectors -- insurance, banking, and diversified financial services, which includes investment banking and stock brokerage.

     We like insurance stocks because they are compounding machines.
We especially like General Reinsurance on this basis. We look for the company to earn $10.50 per share in 1996 and $12 per share in 1997. It is AAA-rated and has been buying back its own stock. Furthermore, as more privately owned companies are created from state-owned enterprises in countries like China and Russia, we believe the global need for business insurance will expand, and that General Reinsurance is well-positioned to exploit this emerging trend.

     Many people believe that all financial stocks are highly vulnerable to hikes in inflation and interest rates. We don't think that's necessarily true. Though the value of some of the assets that financial companies own tend to decline when interest rates rise, that's often balanced by an increase in their income because they can invest their cash at higher interest rates.

     And while interest rates may rise from here, we're not looking for the kind of murderous hikes we saw in the late Seventies and early Eighties, when rates swung between 5% and 15%. Instead, we think rates will remain in the 6% to 8% range. Our fund may lag when interest rates are moving up because people believe many of the stocks we own are interest-rate sensitive. But when the next bull market starts, we'll improve earlier because investors will anticipate lower interest rates and come back to these conservative stocks.


Additional Investment Themes

     Beyond financial stocks, we've positioned Davis New York Venture to focus on three additional major investment themes. First, we like a number of high-quality, growth stocks whose price volatility creates buying opportunities -- stocks like Intel and Hewlett Packard. Second, we are investing in companies that generate strong cash flows and are undergoing restructuring or turn-arounds. Examples here are Harcourt General and General Motors. Finally, we also find attractive select high-quality multinational companies poised to exploit high-growth overseas, like McDonald's, Boeing and Gillette.

     McDonald's is a company which generates 57% of its earnings from international operations. We believe their overseas business will increase at 15% to 20% per year. The stock is currently selling at 20 times earnings. The company has a hedge against inflation with royalty income. In addition, it owns a lot of real estate under its hamburger stands. McDonald's opens 2,500 restaurants per year and has 18,000 now. It has also been buying back its stock. It reminds us of Coca-Cola ten years ago. We believe McDonald's Corp. will earn $2.20 per share in 1996 and $2.70 per share in 1997.

     Over the last 12 months, we've also increased our holdings in the natural resources sector, particularly in energy, which has recovered from a 10-year slump in commodities prices. We've added such top-flight companies as Unocal and Noble Affiliates to our portfolio, while increasing our holdings in such world-class firms as Schlumberger and Burlington Resources.

     Burlington Resources is the largest U.S. natural gas producer. For years, the stock was beaten down because gas prices did not rise. Yet, Burlington has done a good job of expanding and producing reserves, and is transitioning its gas sales from the West Coast to the higher-priced East Coast. Currently, the stock sells at eight times its cash flow, when in the past it has been as high as 12 times cash flow. Management is buying into the stock now. We feel like we're getting good value since the price is only a few points above its low.


Our Outlook

     The Davis New York Venture Fund's achievements over the past 27 years speak to the effectiveness of our underlying philosophy, and most recently to the success of our management team approach. The two of us like to think of ourselves as a "60-year brain with 30-year old legs."

     We're confident that our long-term, thematic, all-weather investment approach continues to have the fund well-positioned for the future. Having managed through a number of "bull" and "bear" market cycles, we know a 10%-20% correction can occur at any time, in any market environment. If that occurs, we'll view it as a potential buying opportunity. We're also well-positioned to lock-in gains if euphoria pushes the market too high. Regardless of what happens to the market, we'll steadfastly maintain our long-term investment approach.

     We believe investing is the most exciting business in the world because it doesn't limit you to one industry. We have great faith in this country, in the fundamental soundness of our economy, and in our people who have come here from all over the globe to start businesses and make their fortunes. This is what makes great companies and great investment opportunities.


Sincerely,




Shelby M. C. Davis              Christopher C. Davis

Co-Portfolio Managers


September 3, 1996




DAVIS NEW YORK VENTURE FUND, INC.
Comparison of Davis New York Venture Fund, Inc., Class A Shares and
Standard and Poor's 500 Stock Index
===============================================================================
Average Annual Total Return For the Periods ended July 31, 1996.

CLASS A SHARES                         CLASS B SHARES                            CLASS C SHARES
(This calculation includes an initial  (This calculation includes a              (There is no contingent deferred
 sales charge of 4 3/4%).               contingent deferred sales charge of 3%)   sales charge applicable to this
                                                                                  calculation).
One Year.....................   7.66%  One Year.........................  8.82%   One Year................  11.78%
Five Years...................  15.67%  Life of Class (December 1, 1994            Life of Class (December 20, 1994
Ten Years....................  15.24%  through July 31, 1996)25.16%               through July 31, 1996)25.88%


$10,000 invested over ten years. Let's say you invested $10,000 in Davis New York Venture Fund, Class A Shares on July 31, 1986 and paid a 4 3/4% sales charge. As the chart shows, by July 31, 1996 the value of your investment would have grown to $41,352 - a 313.52% increase on your initial investment. For comparison, look at how the S&P 500 did over the same period. With dividends reinvested, the same $10,000 investment would have grown to $36,853 - a 268.53% increase.

Graph omitted. Details of graph are as follows:


    Measurement period           Davis New York
                                 Venture Fund            S&P 500 Index
    ------------------         -------------------       -------------

    FYE 7/31/86                   $ 9,525                   $10,000
    FYE 7/31/87                    11,926                    13,929
    FYE 7/31/88                    11,531                    12,293
    FYE 7/31/89                    15,387                    16,211
    FYE 7/31/90                    16,636                    17,262
    FYE 7/31/91                    19,013                    19,459
    FYE 7/31/92                    22,564                    21,944
    FYE 7/31/93                    27,144                    23,855
    FYE 7/31/94                    28,748                    25,080
    FYE 7/31/95                    36,569                    31,619
    FYE 7/31/96                    41,352                    36,853


The performance of Class B Shares and Class C Shares will be greater than or less than the line shown for Class A Shares based on the differences in loads and fees paid by shareholders investing in the different classes.

Standard & Poor's is an unmanaged index and has no specific investment objective. The index does not take into account any sales charge and investments cannot be made directly into an index.

The performance data for Davis New York Venture Fund contained in this report represents past performance and assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed.
DAVIS NEW YORK VENTURE FUND, INC.
Portfolio Holdings as of July 31, 1996


Chart omitted. Details of chart are as follows:


    Portfolio Makeup          % of Fund Assets
    ----------------          ----------------

    Common Stocks                 86.2%
    Preferred Stocks               1.2%
    Bonds                          0.1%
    Cash & Cash Equivalents       12.5%

Chart omitted. Details of chart are as follows:


    Sector Weightings                  % of Portfolio
    -----------------                  --------------

    Manufacturing                      6.9%
    Transportation                     1.4%
    Insurance                         21.8%
    Real Estate                        3.2%
    Diversified Financial Services    14.1%
    Banking                           13.6%
    Pharmaceuticals                    3.3%
    Consumer Products                 14.0%
    Technology                        10.1%
    Retail                             2.3%
    Energy                             8.3%
    Other                              1.0%


Top 10 Holdings
Stock                                  Sector                    % Fund Assets
------------------------------------------------------------------------------
American Express Co.        Diversified Financial Services            3.5%
Intel Corp.                 Technology                                2.9
Wells Fargo & Co.           Banking                                   2.5
Hewlett- Packard Co.        Technology                                2.5
General Re Corp.            Insurance                                 2.4
Citicorp                    Banking                                   2.4
Coca-Cola Company           Consumer Products                         2.4
McDonald's Corp.            Consumer Products                         2.4
Travelers Group Inc.        Insurance                                 2.3
Morgan Stanley Group Inc.   Diversified Financial Services            2.2



DAVIS NEW YORK VENTURE FUND, INC.
Portfolio Activity - August 1, 1995 through July 31, 1996
===============================================================================

New Positions Added (8/1/95-7/31/96)
(Highlighted positions are those greater than 0.99% of 7/31/96 total net assets.)


                                                                      Date of 1st%             of 7/31/96
Security                          Sector                              Purchase                 Fund Assets
----------------------------------------------------------------------------------------------------------
Adobe Systems                    Technology                             4/12/96                   _%
Applied Materials, Inc.          Technology                             1/19/96                  0.58
Boeing Co.                       Manufacturing                          6/19/96                  0.14
CITICORP                         BANKING                               1/9/96                    2.43
Donaldson, Lufkin & Jenrette     Diversified Financial Services        10/25/95                  0.90
EASTMAN KODAK CO.                MANUFACTURING                         11/20/95                  1.24
General Motors Corp. Class H     Manufacturing                          6/27/96                  0.67
Guinness PLC ORD                 Consumer Products                      2/28/96                  0.59
HALLIBURTON CO.                  ENERGY                                 6/25/96                  1.45
Home Depot, Inc.                 Retail                                 1/19/96                  0.24
Jefferson Smurfit Corp.          Manufacturing                          8/24/95                  0.31
Kimberly-Clark Corp.             Manufacturing                          4/16/96                  0.42
MCDONALD'S CORP.                 CONSUMER PRODUCTS                      9/25/95                  2.38
Morgan Stanley Asia
   Pacific Fund Inc.             Diversified Financial Services         12/4/95                  0.84
Noble Affiliates, Inc.           Energy                                 1/19/96                  0.47
Noble Affiliates, Inc. (Bond)    Energy                                  2/5/96                  0.09
Novellus Systems, Inc.           Technology                             3/25/96                  0.61
Royal PTT Nederland              Telecommunications                    10/23/95                   _
Signet Bank                      Banking                                3/21/96                   _
Travelers Aetna                  Insurance                              4/22/96                   _
Unocal Corp.                     Energy                                 5/16/95                  0.10
Weyerhauser                      Manufacturing                          10/9/95                   _


Positions Closed (8/1/95-7/31/96) (Gains and losses greater than $3 million are highlighted.)
Stock                             Sector                              Date of Final Sale       Gain/(Loss)
----------------------------------------------------------------------------------------------------------
Adobe Systems                    Technology                             7/24/96               ($4,073,064)
Alumax, Inc.                     Manufacturing                          2/22/96                   696,537
Cirrus Logic, Inc.               Technology                              4/8/96                27,546,444
Host Marriot Services            Consumer Products                      2/29/96                 1,008,776
Officemax, Inc.                  Retail                                 2/22/96                    13,534
Republic New York Corp.          Banking                               12/12/95                 5,397,254
Reynolds Metals Co.              Manufacturing                           5/2/96                   774,770
Royal PTT Nederland              Telecommunications                     2/22/96                    83,476
Sears, Roebuck & Co.             Retail                                 12/5/95                 3,770,736
Signet Bank                      Banking                                 7/3/96                  (250,717)
Tandy Corp.                      Technology                             1/10/96                 1,824,806
Texas  Instruments, Inc.         Technology                             6/26/96                12,834,229
Transport Holdings               Insurance                              2/22/96                   102,002
Travelers Aetna                  Insurance                               5/7/96                   120,595
Warner-Lambert Co.               Healthcare                            11/21/95                 4,111,297
Weyerhauser                      Manufacturing                           3/4/96                   (33,396)


DAVIS NEW YORK VENTURE FUND, INC. -_ CLASS A SHARES
ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT OF $10,000
===============================================================================


ILLUSTRATION OF THE GROWTH OF AN ASSUMED INVESTMENT
WITH DIVIDENDS REINVESTED AND CAPITAL GAIN DISTRIBUTIONS ACCEPTED
IN ADDITIONAL SHARES

The chart below reflects an assumed investment of $10,000 covering the period from February 17, 1969 to July 31, 1996, the life of the Company. The period was one in which common stock prices fluc-tuated and was characterized by periods of substantial market advances as well as periods of substantial market declines. The results should not be considered as a representation of the dividend income or capital gain or loss which may be real-ized from an investment made in the Company today.

Graph omitted. Details of graph are as follows:


    Measurement period    Value of Shares      Value of Shares     Value of     Cost of Shares     Cost of Shares
                         Purchased Through    Purchased Through     Initial    Purchased Through  Purchased Through
                          Distributions          Dividends        Investment     Distributions        Dividends
    ------------------   -----------------    -----------------   ----------   -----------------  -----------------

    2/17/69               $    -0-             $   -0-              $  9,525    $    -0-             $   -0-
    FYE 7/31/69                -0-                 -0-                 9,574         -0-                 -0-
    FYE 7/31/70                 97                 -0-                 7,561         131                 -0-
    FYE 7/31/71                131                 113                10,206         131                  76
    FYE 7/31/72                155                 187                12,111         131                 121
    FYE 7/31/73                364                 193                10,525         401                 155
    FYE 7/31/74                275                 247                 7,946         401                 283
    FYE 7/31/75                324                 572                 9,371         401                 513
    FYE 7/31/76                354               1,008                10,225         401                 832
    FYE 7/31/77                384               1,331                11,107         401               1,044
    FYE 7/31/78                771               1,985                13,743         629               1,304
    FYE 7/31/79              1,390               2,544                14,550       1,169               1,721
    FYE 7/31/80              4,504               3,675                17,484       3,323               2,189
    FYE 7/31/81              9,243               4,760                17,767       7,633               3,137
    FYE 7/31/82             12,288               4,061                11,069      15,080               4,343
    FYE 7/31/83             22,564               7,919                17,861      16,800               5,299
    FYE 7/31/84             24,508               6,871                13,321      25,129               6,316
    FYE 7/31/85             35,525               9,740                16,341      29,535               7,455
    FYE 7/31/86             50,784              13,630                20,169      34,628               8,800
    FYE 7/31/87             67,396              14,756                20,413      47,847               9,734
    FYE 7/31/88             70,308              13,720                15,141      69,073              12,205
    FYE 7/31/89             93,945              20,148                18,236      75,987              15,025
    FYE 7/31/90            100,622              24,833                17,617      85,517              20,167
    FYE 7/31/91            115,694              29,339                18,480      93,745              23,007
    FYE 7/31/92            138,106              35,872                20,075     104,535              26,629
    FYE 7/31/93            166,806              43,950                22,683     114,147              29,813
    FYE 7/31/94            177,680              46,959                22,589     125,346              32,902
    FYE 7/31/95            227,122              60,055                27,317     134,586              35,366
    FYE 7/31/96            260,843              66,292                28,593     156,486              38,619



No adjustment has been made for any income taxes payable by shareholders on capital gain distributions and dividends invested in shares. This illustration reflects no sales charge.

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS
July 31, 1996
==============================================================================================================================
                                                                                                                        Value
     Shares                                                 Security                                                  (Note 1)
-------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - (86.25%)

AEROSPACE - (0.14%)
     40,000     Boeing Co....................................................................................  $     3,540,000
                                                                                                               ---------------
AGRICULTURE - (0.14%)
    200,000     Archer-Daniels-Midland Co....................................................................        3,550,000
                                                                                                               ---------------
AUTOMOTIVE - (2.37%)
    890,000     General Motors Corp..........................................................................       43,387,500
    300,000     General Motors Corp. Class H.................................................................       17,100,000
                                                                                                               ---------------
                                                                                                                    60,487,500
                                                                                                               ---------------
BANKS AND SAVINGS & LOANS - (11.79%)
  1,100,000     Banc One Corp................................................................................       38,087,500
    300,000     Barnett Banks, Inc...........................................................................       18,412,500
    758,136     Citicorp.....................................................................................       62,072,385
    851,500     First Bank System, Inc.......................................................................       52,154,375
     15,000     First Union Corp.............................................................................          952,500
    473,000     Golden West Financial Corp...................................................................       26,251,500
    766,300     State Street Boston Corp.....................................................................       38,506,575
    280,000     Wells Fargo & Co.............................................................................       65,205,000
                                                                                                               ---------------
                                                                                                                   301,642,335
                                                                                                               ---------------
CONSUMER PRODUCTS - (5.69%)
     30,000     American Brands, Inc.........................................................................        1,365,000
     16,000     American Home Products Corp..................................................................          908,000
  1,310,000     Coca-Cola Company............................................................................       61,406,250
     40,000     General Electric Co..........................................................................        3,295,000
    344,000     The Gillette Co..............................................................................       21,887,000
  2,105,000     Guinness PLC ORD.............................................................................       15,127,356
     15,640     Nestle S.A. (Switzerland) ADR (144A).........................................................          893,085
    391,000     Nestle S.A. (Switzerland) (Sponsored ADR for Reg. Shrs.).....................................       22,327,117
     32,000     Philip Morris Cos., Inc......................................................................        3,348,000
    453,000     The Seagram Co. Ltd..........................................................................       15,062,250
                                                                                                               ---------------
                                                                                                                   145,619,058
                                                                                                               ---------------
DIVERSIFIED FINANCIAL SERVICES - (6.71%)
  2,070,000     American Express Co..........................................................................       90,562,500
    681,146     Dean Witter, Discover & Co...................................................................       34,653,303
    550,000     Federal Home Loan Mortgage Corporation.......................................................       46,337,500
                                                                                                               ---------------
                                                                                                                   171,553,303
                                                                                                               ---------------

ENERGY - (7.22%)
    558,200     Amerada Hess Corp............................................................................       27,142,475
      9,600     Amoco Corp...................................................................................          642,000
     16,000     Atlantic Richfield Co........................................................................        1,856,000

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1996
==============================================================================================================================
                                                                                                                        Value
     Shares                                                 Security                                                  (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

ENERGY - Continued
  1,230,900     Burlington Resources, Inc....................................................................  $    52,620,975
     52,000     Chevron Corp.................................................................................        3,009,500
    515,020     Energy Ventures Inc.<F2>.....................................................................       15,128,713
     80,000     Exxon Corp...................................................................................        6,580,000
    713,200     Halliburton Co...............................................................................       37,175,550
      8,000     Mobil Corp...................................................................................          883,000
    307,800     Noble Affiliates, Inc........................................................................       12,119,625
    303,000     Schlumberger Ltd.............................................................................       24,240,000
     16,000     Sonat, Inc...................................................................................          682,000
     80,000     Unocal Corp..................................................................................        2,610,000
                                                                                                               ---------------
                                                                                                                   184,689,838
                                                                                                               ---------------
ENTERTAINMENT - (0.76%)
    350,100     The Walt Disney Company......................................................................       19,474,313
                                                                                                               ---------------
FOOD & RESTAURANT - (2.96%)
  1,315,000     McDonald's Corp..............................................................................       60,983,125
    600,000     Tyson Foods, Inc.............................................................................       14,812,500
                                                                                                               ---------------
                                                                                                                    75,795,625
                                                                                                               ---------------
INTERNATIONAL CLOSED-END INVESTMENT COMPANY - (0.84%)
  2,082,667     Morgan Stanley Asia Pacific Fund Inc.........................................................       21,607,670
                                                                                                               ---------------
INVESTMENT FIRMS - (4.77%)
    780,500     Donaldson, Lufkin & Jenrette, Inc............................................................       23,122,312
    480,000     J.P. Morgan & Co., Inc.......................................................................       41,280,000
  1,181,200     Morgan Stanley Group Inc.....................................................................       57,583,500
                                                                                                               ---------------
                                                                                                                   121,985,812
                                                                                                               ---------------
LIFE INSURANCE - (4.08%)
  2,229,200     Equitable Companies Inc......................................................................       51,271,600
    875,625     SunAmerica, Inc..............................................................................       53,194,219
                                                                                                               ---------------
                                                                                                                   104,465,819
                                                                                                               ---------------
MANUFACTURING - (0.04%)
      6,000     Dow Chemical Co..............................................................................          446,250
     30,000     Maytag Corp..................................................................................          600,000
                                                                                                               ---------------
                                                                                                                     1,046,250
                                                                                                               ---------------
PAPER PRODUCTS - (2.26%)
  1,065,300     Fort Howard Corp.<F2>........................................................................       24,501,900
     12,000     International Paper Co.......................................................................          454,500
    713,000     Jefferson Smurfit Corp.<F2>..................................................................        7,843,000
    140,000     Kimberly-Clark Corp..........................................................................       10,640,000
    250,000     The Mead Corp................................................................................       13,687,500
     16,200     Union Camp Corp..............................................................................          777,600
                                                                                                               ---------------
                                                                                                                    57,904,500
                                                                                                               ---------------
DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1996
==============================================================================================================================
                                                                                                                       Value
     Shares                                              Security                                                     (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

PHARMACEUTICAL AND HEALTH CARE - (2.87%)
      7,000     Bristol-Myers Squibb Co......................................................................  $       606,375
    364,000     Johnson & Johnson............................................................................       17,381,000
    209,000     Merck & Co., Inc.............................................................................       13,428,250
    600,000     Pfizer, Inc..................................................................................       41,925,000
                                                                                                               ---------------
                                                                                                                    73,340,625
                                                                                                               ---------------
PHOTOGRAPHIC - (1.24%)
    424,000     Eastman Kodak Co.............................................................................       31,641,000
                                                                                                               ---------------
PROPERTY/CASUALTY INSURANCE - (14.99%)
  1,177,383     The Allstate Corp............................................................ ...............       52,687,889
    239,250     American International Group, Inc............................................................       22,519,406
    770,000     W.R. Berkley Corp............................................................................       31,666,250
  1,040.600     Chubb Corp...................................................................................       43,445,050
    425,000     General Re Corp..............................................................................       62,368,750
    575,000     NAC Re Corp..................................................................................       19,837,500
    241,800     National Re Corp.............................................................................       12,422,475
    446,400     Progressive Corp. (Ohio).....................................................................       22,543,200
     20,000     Robert Plan Corp. Class A <F2><F3>...........................................................        2,700,000
    411,800     Transatlantic Holdings Inc...................................................................       27,075,850
  1,395,399     Travelers Group Inc..........................................................................       58,955,608
    844,000     20th Century Industries, Inc.<F2>............................................................       12,660,000
    236,100     UNUM Corp....................................................................................       14,402,100
                                                                                                               ---------------
                                                                                                                   383,284,078
                                                                                                               ---------------
PUBLISHING - (2.38%)
      5,000     Dun & Bradstreet Corp........................................................................          287,500
    610,800     Gannet Co., Inc..............................................................................       40,083,750
    290,000     Tribune Co...................................................................................       20,300,000
      1,000     Washington Post Co., Class B.................................................................          311,500
                                                                                                               ---------------
                                                                                                                    60,982,750
                                                                                                               ---------------
REAL ESTATE - (2.81%)
    308,500     Federal Realty Investment Trust..............................................................        6,902,688
  2,226,400     Host Marriott Corp.<F2>......................................................................       29,221,500
     70,500     Kimco Realty Corp............................................................................        1,965,188
    188,740     Mid-Atlantic Realty Trust....................................................................        1,816,623
    200,000     Saul Centers, Inc............................................................................        2,600,000
      6,700     Simon Property Group, Inc....................................................................          157,450
    341,800     United Dominion Realty Trust.................................................................        4,657,025
    484,200     Vornado Realty Trust.........................................................................       20,396,925
    100,000     Weingarten Realty, Investors.................................................................        4,025,000
                                                                                                               ---------------
                                                                                                                    71,742,399
                                                                                                               ---------------

DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS  Continued
July 31, 1996
==============================================================================================================================
                                                                                                                        Value
     Shares                                                 Security                                                  (Note 1)
------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK - Continued

RETAIL - (2.02%)
    850,000     Federated Department Stores, Inc.<F2>........................................................  $    25,712,500
    415,000     Harcourt General, Inc........................................................................       19,868,125
    120,000     Home Depot, Inc..............................................................................        6,060,000
                                                                                                               ---------------

                                                                                                                    51,640,625
                                                                                                               ---------------

TECHNOLOGY - (6.61%)
    620,000     Applied Materials, Inc.<F2>..................................................................       14,763,750
  1,480,000     Hewlett-Packard Co...........................................................................       65,120,000
    980,000     Intel Corp...................................................................................       73,561,250
    430,000     Novellus Systems, Inc.<F2>...................................................................       15,533,750
                                                                                                               ---------------

                                                                                                                   168,978,750
                                                                                                               ---------------

TELECOMMUNICATIONS - (2.22%)
    957,000     Airtouch Communications<F2>..................................................................       26,317,500
     96,343     AT & T Corp..................................................................................        5,021,879
    148,000     Cellular Communications, Inc.<F2>............................................................        7,816,250
    694,000     MCI Communications Corp......................................................................       17,046,375
     10,000     SBC Communications, Inc......................................................................          488,750
                                                                                                               ---------------

                                                                                                                    56,690,754
                                                                                                               ---------------

TRANSPORTATION - (1.25%)
    391,650     Illinois Central Corp........................................................................       11,259,937
    301,000     Union Pacific Corp...........................................................................       20,618,500
                                                                                                               ---------------

                                                                                                                    31,878,437
                                                                                                               ---------------

UTILITIES - (0.08%)
     10,000     Carolina Power & Light Co....................................................................          360,000
     12,000     Duke Power Co................................................................................          574,500
     12,000     Edison International.........................................................................          186,000
      8,000     Enova Corp.<F1>..............................................................................          166,000
      6,000     New England Electric System..................................................................          189,750
     16,800     Southern Co..................................................................................          380,100
      9,000     Wisconsin Energy Corp........................................................................          239,625
                                                                                                               ---------------

                                                                                                                     2,095,975
                                                                                                               ---------------

WASTE MANAGEMENT - (0.01%)
     12,000     WMX Technologies Inc.........................................................................          355,500
                                                                                                               ---------------


                     Total Common Stocks - (identified cost $1,622,913,670)..................................    2,205,992,916
                                                                                                               ---------------


PREFERRED STOCK - (1.25%)
     50,000     Banc One Corp., Conv. Pfd. C $3.50...........................................................        3,334,375
  1,755,300     News Corp. Ltd. (The), Sponsored ADR Pfd.....................................................       28,523,625
                                                                                                               ---------------

                     Total Preferred Stocks - (identified cost $31,780,806)..................................       31,858,000
                                                                                                               ---------------


DAVIS NEW YORK VENTURE FUND, INC.
SCHEDULE OF INVESTMENTS - Continued
July 31, 1996
==============================================================================================================================
                                                                                                                        Value
Principal                                               Security                                                      (Note 1)

CONVERTIBLE BONDS - (0.09%)
$ 2,000,000     Noble Affiliates, Inc., Conv. Sub. Note, 4.25%, 11/01/03
                     (identified cost $2,029,000)............................................................  $     2,260,000
                                                                                                               ---------------
SHORT TERM INVESTMENTS - (12.48%)

 20,030,000     Federal Home Loan Mortgage Corporation Discount Note, 5.18%, 08/01/96........................       20,030,000
 27,000,000     Federal Home Loan Mortgage Corporation Discount Note, 5.24%, 08/02/96........................       26,996,070
 16,900,000     Federal Home Loan Mortgage Corporation Discount Note, 5.23%, 08/05/96........................       16,890,179
 40,625,000     Federal National Mortgage Association Discount Note, 5.20%, 08/06/96.........................       40,595,660
 10,390,000     Federal Home Loan Mortgage Corporation Discount Note, 5.24%, 08/08/96........................       10,379,414
 35,400,000     Federal Home Loan Mortgage Corporation Discount Note, 5.19%, 08/12/96........................       35,343,861
 16,380,000     Federal Farm Credit Bank Discount Note, 5.20%, 08/13/96......................................       16,351,608
 36,200,000     Federal Home Loan Mortgage Corporation Discount Note, 5.24%, 08/14/96........................       36,131,502
 42,940,000     Federal Home Loan Mortgage Corporation Discount Note, 5.21%, 08/15/96........................       42,852,999
 20,760,000     Federal National Mortgage Association Discount Note, 5.22%, 08/16/96.........................       20,714,847
 42,130,000     Federal Home Loan Bank Discount Note, 5.21%, 08/19/96........................................       42,020,251
 10,875,000     Federal Home Loan Bank Discount Note, 5.23%, 08/20/96........................................       10,844,982
                                                                                                               ---------------
                     Total Other Short Term Investments _ (identified cost $319,151,373).....................      319,151,373
                                                                                                               ---------------



                     Total Investments - (identified cost $1,975,874,849)(100.07%)<F1>.......................    2,559,262,289
                     Liabilities Less Other Assets - (0.07%).................................................       (1,727,871)
                                                                                                               ---------------
                     Net Assets - (100%).....................................................................  $ 2,557,534,418
                                                                                                               ===============

<F1>  Aggregate cost for Federal Income Tax purposes is $1,972,427,029.

At July 31, 1996 unrealized appreciation (depreciation) of securities for Federal Income Tax purposes was as follows:

                Unrealized appreciation......................................................................   $  617,411,888
                Unrealized depreciation......................................................................       30,576,628)
                                                                                                                --------------
                Net appreciation.............................................................................   $  586,835,260
                                                                                                                ==============


<F2> Non-Income Producing Security
<F3> This security is considered illiquid.

See Notes to Financial Statements


DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
At July 31, 1996
===============================================================================================================================
ASSETS:
  Investments in securities, at value (identified cost $1,975,874,849) (Note 1)..............................   $ 2,559,262,289
  Cash.......................................................................................................           409,519
  Receivables:
    Capital stock sold.......................................................................................         8,223,932
    Dividends and interest...................................................................................         1,906,723
  Other assets...............................................................................................             8,140
                                                                                                                ---------------
          Total assets.......................................................................................     2,569,810,603
                                                                                                                ---------------

LIABILITIES:
  Payables:
    Investment securities purchased..........................................................................         8,850,043
    Capital stock reacquired.................................................................................           820,647
  Accrued expenses...........................................................................................         2,605,495
                                                                                                                ---------------
          Total liabilities..................................................................................        12,276,185
                                                                                                                ---------------

NET ASSETS...................................................................................................   $ 2,557,534,418
                                                                                                                ===============
Net assets consist of:
  Undistributed net investment income........................................................................   $     8,982,377
  Unrealized appreciation on investments.....................................................................       583,387,440
  Accumulated net realized gains.............................................................................        33,165,811
  Paid-in capital............................................................................................     1,931,998,790
                                                                                                                ---------------
          Net assets.........................................................................................   $ 2,557,534,418
                                                                                                                ===============
CLASS A SHARES
  Net assets.................................................................................................   $ 2,151,444,446
  Shares outstanding.........................................................................................       141,179,185
  Net asset value and redemption price per share (net assets/shares outstanding).............................          $  15.24
                                                                                                                       ========
  Maximum offering price per share (100/95.25 of 15.24)......................................................          $  16.00
                                                                                                                       ========

CLASS B SHARES
  Net assets.................................................................................................   $   288,835,279
  Shares outstanding.........................................................................................        19,151,060
  Net asset value and redemption price per share (net assets/shares outstanding).............................          $  15.08
                                                                                                                       ========

CLASS C SHARES
  Net assets.................................................................................................   $   117,254,693
  Shares outstanding.........................................................................................         7,752,474
  Net asset value and redemption price per share (net assets/shares outstanding).............................          $  15.12
                                                                                                                       ========




See Notes to Financial Statements.


DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF OPERATIONS
For the year ended July 31, 1996
===============================================================================================================================
Investment Income:
  Income:
    Dividends................................................................................................   $    32,859,200
    Interest.................................................................................................        12,893,630
                                                                                                                ---------------
          Total income.......................................................................................        45,752,830

  Expenses:
    Management fees (Note 3)..............................................................   $    12,351,657
    Custodian fees........................................................................           354,585
    Transfer agent fees...................................................................         1,807,228
    Audit fees............................................................................            42,805
    Legal fees............................................................................           133,971
    Accounting fees (Note 3)..............................................................            65,004
    Reports to shareholders...............................................................           185,503
    Directors fees and expenses...........................................................           123,010
    Registration and filing fees..........................................................           227,558
    Miscellaneous1........................................................................            42,361
    Service fees paid under distribution plan (Note 4)
      Class A.............................................................................         2,614,412
      Class B.............................................................................         1,561,856
      Class C.............................................................................           570,693
                                                                                             ---------------
          Total expenses...................................................................       20,180,643
                                                                                             ---------------
            Net investment income..........................................................       25,572,187
                                                                                             ---------------

Realized and Unrealized Gain on Investments:

  Net realized gain from investment transactions.............................................................       138,061,957
  Net increase in unrealized appreciation of investments during  the year....................................        65,657,908
                                                                                                                ---------------
  Net realized and unrealized gain on investments............................................................       203,719,865
                                                                                                                ---------------

  Net increase in net assets resulting from operations.......................................................   $   229,292,052
                                                                                                                ===============









See Notes to Financial Statements.

DAVIS NEW YORK VENTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
===============================================================================================================================


                                                                                                     For the years ended
                                                                                                           July 31,
                                                                                                     -------------------

                                                                                                     1996              1995
                                                                                                     ----              ----
OPERATIONS:
  Net investment income...................................................................   $ 25,572,187         $ 13,632,172
  Net realized gain from investment transactions..........................................    138,061,957           41,388,723
  Increase in unrealized appreciation of investments......................................     65,657,908          277,238,879
                                                                                           --------------       --------------
    Net increase in net assets resulting
      from operations.....................................................................    229,292,052          332,259,774



DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income:
    Class A ($0.15 and $0.12 per share, respectively).....................................    (17,109,868)         (11,143,629)
  Realized gains from investment transactions:
    Class A ($1.01 and $0.45 per share, respectively).....................................   (115,206,444)         (41,788,608)
    Class B ($1.01 per share).............................................................     (6,379,613)             _
    Class C ($1.01 per share).............................................................     (2,015,166)             _

CAPITAL SHARE TRANSACTIONS (NOTE 5).......................................................    822,481,849          290,365,315
                                                                                           --------------       --------------
    Total increase in net assets..........................................................    911,062,810          569,692,852

NET ASSETS:

  Beginning of year.......................................................................  1,646,471,608        1,076,778,756
                                                                                           --------------       --------------
  End of year (including undistributed net income of $8,982,377
    and $2,488,543, respectively)......................................................... $2,557,534,418       $1,646,471,608
                                                                                           ==============       ==============










See Notes to Financial Statements.


DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
July 31, 1996
==============================================================================

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company.
The Fund's investment objective is growth of capital. The Fund invests primarily in common stocks. There is no assurance that the investment objective of the Fund will be achieved. The Fund invests in securities subject to the risk of price fluctuations reflecting both market evaluations of the businesses involved and general changes in the equity markets. The Fund may invest in securities of foreign issuers and hedge currency fluctuation risks related thereto. On December 1, 1994 the Fund commenced the offering of shares in three classes, Class A, Class B and Class C. The Class A shares are sold with a front-end sales charge and the Class B and Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. All classes have identical rights with respect to voting (exclusive of each Class's distribution arrangement), liquidation and distributions. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation _ Securities traded on national securities exchanges are valued at the published last sales prices on the exchange, or, in the absence of recorded sales, at the average of closing bid and asked prices on such exchange. Over-the-counter securities are valued at the average of closing bid and asked prices. If no quotations are available, the fair value of the investment is determined by or at the direction of the Board of Directors. Investments in short-term securities (maturing in sixty days or less) are valued at amortized cost unless the Board of Directors determines that such cost is not a fair value.

Federal Income Taxes _ It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for federal income tax is required.

Securities Transactions and Related Investment Income _ Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.

Dividends and Distributions to Shareholders _ Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

     Purchases and sales of investment securities (excluding short-term securities) for the year ended July 31, 1996, were $ 856,014,372 and $364,872,689, respectively.

NOTE 3 -  INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES

     Advisory fees are paid monthly to the investment adviser at the annual rate of .75% of the average daily net assets for the first $250 million, .65% of the average net assets on the next $250 million, and .55% of the av-erage daily net assets in excess of $500 million. Effective December 1, 1996, additional breakpoints have been added as follows: .54% of the average net assets on assets between $3 billion and $4 billion, .53% of the


DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1996
==============================================================================

NOTE 3 - INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH
AFFILIATES - Continued

next $1 billion of average net assets, .52% of the next $1 billion of average net assets, .51% of the next $1 billion of average net assets and
 .50% of average net assets in excess of $7 billion. Pursuant to applicable state Blue Sky requirements, the adviser will reimburse expenses
(including the advisory fee but excluding interest, taxes, brokerage fees and maintenance fees paid under any Rule 12b-1 Distribution Plan) in excess of the most restrictive applicable expense limitation prescribed by any statute or regulatory authority of any jurisdiction in which the Fund's shares are qualified for offer and sale. The Adviser believes that the most restrictive expense limitations presently applicable are 2 1/2% for the first $30 million of average net assets, 2% for the next $70 million of average net assets and 1 1/2% for any additional average net assets.
Davis Selected Advisers, L.P. is paid for registering Fund shares for sale in various states. The fee for the year ended July 31, 1996 amounted to $12,000. Davis Selected Advisers, L.P. is paid for certain transfer agent services. The fee for the year ended July 31, 1996 amounted to $141,804. Davis Selected Advisers, L.P. is also paid for certain accounting services. The fee amounted to $65,004 for the year ended July 31, 1996. Certain directors and the officers of the Fund are also directors and officers of the general partner of the Adviser.

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES

     CLASS A SHARES

     Class A shares of the Fund are sold at net asset value plus a sales charge and are redeemed at net asset value (without a contingent deferred sales charge).

     During the year ended July 31, 1996, the Fund's Underwriter, Davis Selected Advisers, L.P., received $11,092,007 from commissions earned on sales of Class A shares of the Fund of which $1,748,326 was retained by the Underwriter and the remaining $9,343,681 was reallowed to investment dealers. Davis Selected Advisers, L.P. paid the costs of prospectuses in excess of those required to be filed as part of the Fund's registration statement, sales literature and other expenses assumed or incurred by it in connection with such sales.

     The Underwriter is reimbursed for amounts paid to dealers as a maintenance fee with respect to Class A shares sold by dealers and remaining outstanding during the period. The maintenance fee is paid at the annual rate of 1/4 of 1% of the average net assets maintained by the responsible dealers. The Underwriter is not reimbursed for accounts in which the Underwriter pays no service fees to other firms. The maintenance fee for Class A shares of the Fund for the year ended July 31, 1996 was $2,614,412.

     CLASS B SHARES

     Class B shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge if redeemed within six years of purchase.

     The Fund pays the Distributor a 4% commission on the proceeds from the sale of the Fund's Class B shares and the Distributor reallows 4% to the qualified dealer responsible for the sale of the shares. A rule implemented by the National Association of Securities Dealers, Inc., ("NASD") limits the percentage of the Fund's annual average net assets attributable to Class B shares which may be used to reimburse the Distributor.

DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1996
==============================================================================

NOTE 4 - DISTRIBUTION AND UNDERWRITING FEES - Continued

     CLASS B SHARES - Continued

The limit is 1%, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees. The NASD rule also limits the aggregate amount the Fund may pay for distribution to 6.25% of gross Fund sales since inception of the Rule 12b-1 plan plus interest at 1% over the prime rate on unpaid amounts. The Distributor intends to seek full payment (plus interest at prime plus 1%) of distribution charges that exceed the 1% annual limit in some future period or periods when the plan limits have not been reached.

     During the year ended July 31, 1996, Class B shares of the Fund made distribution plan payments which included commissions of $1,172,979 and maintenance fees of $388,877.

     Commissions earned by the Distributor during the year ended July 31, 1996 on the sale of Class B shares of the Fund amounted to $9,924,119 of which $9,651,635 was reallowed to qualified selling dealers.

     The Distributor intends to seek payment from Class B shares of the Fund in the amount of $10,423,468, representing the cumulative commissions earned by the Distributor on the sale of the Fund's Class B shares reduced by cumulative commissions paid by the Fund and cumulative contingent deferred sales charge paid by redeeming shareholders. The Fund has no contractual obligation to pay any such distribution charges and the amount, if any, timing and condition of such payment are solely within the discretion of the Directors who are not interested persons of the Fund or the Distributor.

     A contingent deferred sales charge is imposed upon redemption of certain Class B shares of the Fund within six years of the original purchase. The charge is a declining percentage starting at 4% of the lesser of net asset value of the shares redeemed or the total cost of such shares. During the year ended July 31, 1996 the Distributor received $150,039 in contingent deferred sales charges from Class B shares of the Fund.

     CLASS C SHARES

     Class C shares of the Fund are sold at net asset value and are redeemed at net asset value less a contingent deferred sales charge of 1% if redeemed within one year of purchase.

     The Fund pays the Distributor 1% of the Fund's annual average net assets attributable to Class C shares, of which 0.75% may be used to pay distribution expenses and 0.25% may be used to pay shareholder service fees.

     During the year ended July 31, 1996, Class C shares of the Fund made distribution payments of $570,693.

     During year ended July 31, 1996, the Distributor received $30,881 in contingent deferred sales charges from Class C shares of the Fund.

NOTE 5 - CAPITAL STOCK

     At July 31, 1996, there were 1,000,000,000 shares of capital stock ($0.05 par value per share) authorized.


DAVIS NEW YORK VENTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS - Continued
July 31, 1996
==============================================================================

NOTE 5 - CAPITAL STOCK - Continued

     Transactions in capital stock were as follows:



Class A
-------
                                                              Year Ended                  Year Ended
                                                            July 31, 1996               July 31, 1995
                                                            -------------               -------------
                                                      Shares          Amount            Shares          Amount
                                                      ------          ------            ------          ------
Shares subscribed...............................    38,287,694     $ 576,914,471       30,818,877     $ 383,332,884
Shares issued in reinvestment ofdistributions...     6,967,930       100,617,055        3,473,189        38,136,033
                                                   -----------     -------------      -----------     -------------
                                                    45,255,624       677,531,526       34,292,066       421,468,917
Shares reacquired...............................   (13,593,507)     (204,699,701)     (14,245,169)     (177,467,140)
                                                   -----------     -------------      -----------     -------------
  Net increase..................................    31,662,117     $ 472,831,825       20,046,897     $ 244,001,777
                                                   ===========     =============      ===========     =============



Class B
-------                                                                                     December 1, 1994
                                                                                           (Commencement of
                                                             Year Ended                   operations) through
                                                            July 31, 1994                     July 31, 1995
                                                            --------------                -------------------

                                                      Shares          Amount              Shares          Amount
                                                      ------          ------              ------          ------
Shares subscribed................................   16,973,142     $ 254,230,001         2,906,812      $ 37,543,414
Shares issued in reinvestment of distributions...      311,026         4,472,559            -               -
                                                    ----------     -------------         ---------      ------------
                                                    17,284,168       258,702,560         2,906,812        37,543,414
Shares reacquired................................     (895,972)      (13,453,459)         (143,948)       (1,996,206)
                                                    ----------     -------------         ---------      ------------
  Net increase...................................   16,388,196     $ 245,249,101         2,762,864      $ 35,547,208
                                                    ==========     =============         =========      ============




 Class C
--------
                                                                                           December 20, 1994
                                                                                           (Commencement of
                                                              Year Ended                    operations) through
                                                            July 31, 1996                     July 31, 1995
                                                      ---------------------             -----------------------
                                                      Shares          Amount            Shares          Amount
                                                      ------          ------            ------          ------
Shares subscribed...............................     7,270,790    $ 109,392,876         813,212      $ 10,849,274
Shares issued in reinvestment of distributions..        97,098        1,400,156            _               _
                                                     ---------    -------------         -------      ------------
                                                     7,367,888      110,793,032         813,212        10,849,274
Shares reacquired...............................      (426,267)      (6,392,109)         (2,359)          (32,944)
                                                     ---------    -------------         -------      ------------
  Net increase..................................     6,941,621    $ 104,400,923         810,853      $ 10,816,330
                                                     =========    =============         =======      ============

DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
CLASS A
===============================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                                                          Year ended July 31,
                                                      ------------------------------------------------
                                                      1996       1995         1994         1993        1992
                                                      ----       ----         ----         ----        ----
Net Asset Value, Beginning of Period..........      $ 14.56     $ 12.04      $ 12.08     $ 10.70    $  9.85
                                                    -------     -------      -------     -------    -------
Income From Investment Operations
---------------------------------
  Net Investment Income.......................          .20         .14          .16         .10        .14
  Net Gains on Securities
    (both realized and unrealized)............         1.64        2.95          .54        1.98       1.57
                                                    -------     -------      -------     -------    -------
      Total From Investment Operations........         1.84        3.09          .70        2.08       1.71

Less Distributions
------------------
  Dividends (from net investment income)......         (.15)       (.12)        (.16)       (.10)      (.21)
  Distributions From Realized Capital Gains...        (1.01)       (.45)        (.58)       (.59)      (.55)
  Distributions From Paid In Capital..........          _            _            _         (.01)      (.10)
                                                    -------     -------      -------     -------    -------
      Total Distributions.....................        (1.16)       (.57)        (.74)       (.70)      (.86)
                                                    -------     -------      -------     -------    -------
Net Asset Value, End  of Period...............      $ 15.24     $ 14.56      $ 12.04     $ 12.08    $ 10.70
                                                    =======     =======      =======     =======    =======
Total Return<F1>..............................        13.04%      27.21%        5.99%      20.20%     18.62%
------------

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
  (000 omitted)...............................    2,151,444   1,594,885    1,076,779     738,698    494,179

  Ratio of Expenses to  Average Net
  Assets......................................           87%        .90%         .87%        .89%       .91%

  Ratio of Net Income to Average Net
  Assets......................................         1.30%       1.11%        1.19%        .85%      1.36%

  Portfolio Turnover Rate.....................           19%         15%          13%         24%        26%


<F1> Sales charges are not reflected in calculation.


DAVIS NEW YORK VENTURE FUND, INC.
FINANCIAL HIGHLIGHTS
================================================================================================================

Financial Highlights for a share of capital stock outstanding throughout each period.


                                              _____________CLASS B______________           ______________CLASS C____________
                                                               December 1, 1994                          December 20, 1994
                                                              (Commencement                               (Commencement
                                               Year            of operations )           Year              of operations)
                                               ended             through                 ended              through
                                              7/31/96            7/31/95                7/31/96             7/31/95
                                              -------            -------                -------             -------
Net Asset Value, Beginning of Period......   $ 14.43            $ 10.88                $ 14.47               $ 11.16
                                             -------            -------                -------               -------
Income From Investment Operations
---------------------------------
  Net Investment Income (Loss)...........        .04               (.01)                   .04                  (.01)
  Net Gains on Securities
    (both realized and unrealized).......       1.62               3.56                   1.62                  3.32
                                             -------            -------                -------               -------
    Total From Investment Operations.....       1.66               3.55                   1.66                  3.31

Less Distributions
------------------
  Distributions From Realized Capital
    Gains................................      (1.01)                _                   (1.01)                  _
                                             -------            -------                -------               -------
    Total Distributions..................      (1.01)                _                   (1.01)                  _
                                             -------            -------                -------               -------

Net Asset Value, End  of Period..........    $ 15.08            $ 14.43                $ 15.12               $ 14.47
                                             =======            =======                =======               =======
Total Return<F1>.........................      11.81%             26.07%<F2>             11.78%                26.42%<F2>
------------

Ratios/Supplemental Data
------------------------
  Net Assets, End of Period
    (000omitted).........................    288,835              39,857               117,255                11,729

  Ratio of Expenses to Average
    NetAssets............................       1.73%              1.78%<F2>              1.73%                 1.78%<F2>

  Ratio of Net Income to Average
    NetAssets............................        .44%               .23%<F2>               .44%                  .23%<F2>

  Portfolio Turnover Rate................         19%                15%                    19%                   15%



<F1>  Contingent deferred sales charges are not reflected in calculation.

<F2>  Annualized.


DAVIS NEW YORK VENTURE FUND, INC.
REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
==============================================================================


To the Shareholders and Board of Directors of Davis New York Venture Fund, Inc.


     We have audited the accompanying statement of assets and liabilities of Davis New York Venture Fund, Inc., including the schedule of portfolio investments, as of July 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these fi-nancial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and signifi-cant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Davis New York Venture Fund, Inc. as of July 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.




                                                       Tait, Weller & Baker



Philadelphia, Pennsylvania
August 29, 1996




                             DAVIS NEW YORK
                            VENTURE FUND, INC.
            124 East Marcy Street, Santa Fe, New Mexico  87501



     Directors                                   Officers
     Wesley E. Bass, Jr.                         Jeremy H. Biggs
     Jeremy H. Biggs                                Chairman
     Marc P. Blum                                Shelby M. C. Davis
     Shelby M.C. Davis                              President
     Eugene M. Feinblatt                         Carl R. Luff
     Jerry D. Geist                                 Vice President, Treasurer
     D. James Guzy                                  & Assistant Secretary
     G. Bernard Hamilton                         Raymond O. Padilla
     LeRoy E. Hoffberger                            Vice President, Secretary
     Laurence W. Levine                             & Assistant Treasurer
     Martin H. Proyect                           Carolyn H. Spolidoro
     Christian R. Sonne                             Vice President
     Edwin R. Werner                             Andrew A. Davis
                                                    Vice President
                                                 Christopher C. Davis
                                                    Vice President
                                                 Eileen R. Street
                                                    Assistant Treasurer
                                                    & Assistant Secretary
Investment Adviser & Distributor
Davis Selected Advisers, L.P.
124 East Marcy Street
Santa Fe, New Mexico  87501

Transfer Agent & Custodian
State Street Bank and Trust Company
c/o The Davis Funds
P.O. Box 8406
Boston, Massachusetts 02266-8406

Counsel
D'Ancona & Pflaum
30 North LaSalle Street
Chicago, Illinois  60602

Auditors
Tait, Weller & Baker
Two Penn Center Plaza, Suite 700
Philadelphia, Pennsylvania  19102-1707

==============================================================================
For more information about Davis New York Venture Fund, Inc. including management fees, charges and expenses, see the current prospectus which must precede or accompany this report.
==============================================================================

                                                              9609-150M DNYV80